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                             LOAN AND SECURITY AGREEMENT
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                                  TABLE OF CONTENTS

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1 ACCOUNTING AND OTHER TERMS .............................................. 4

2 LOAN AND TERMS OF PAYMENT................................................ 4
     2.1 Credit Extensions ................................................ 4
     2.2 Interest Rate, Payments........................................... 4
     2.3 Fees.............................................................. 5

3 CONDITIONS OF LOANS ..................................................... 5
     3.1 Conditions Precedent to Initial Credit Extension.................. 5
     3.2 Conditions Precedent to all Credit Extensions..................... 5

4 CREATION OF SECURITY INTEREST............................................ 5
     4.1 Grant of Security Interest........................................ 5

5 REPRESENTATIONS AND WARRANTIES .......................................... 5
     5.1 Due Organization and Authorization................................ 6
     5.2 Collateral........................................................ 6
     5.3 Litigation........................................................ 6
     5.4 No Material Adverse Change in Financial Statements................ 6
     5.5 Solvency.......................................................... 6
     5.6 Regulatory Compliance............................................. 6
     5.7 Subsidiaries...................................................... 7
     5.8 Full Disclosure................................................... 7

6 AFFIRMATIVE COVENANTS.................................................... 7
     6.1 Government Compliance............................................. 7
     6.2 Financial Statements, Reports, Certificates....................... 7
     6.3 Inventory; Returns................................................ 7
     6.4 Taxes............................................................. 8
     6.5 Insurance......................................................... 8
     6.6 Primary Accounts.................................................. 8
     6.7 Financial Covenants............................................... 8
     6.8 Registration of Intellectual Property Rights...................... 8
     6.9 Further Assurances................................................ 9

7 NEGATIVE COVENANTS ...................................................... 9
     7.1 Dispositions...................................................... 9
     7.2 Changes in Business, Ownership, Management or Business Locations.. 9
     7.3 Mergers or Acquisitions........................................... 9
     7.4 Indebtedness...................................................... 9
     7.5 Encumbrance....................................................... 9
     7.6 Distributions; Investments........................................ 9
     7.7 Transactions with Affiliates..................................... 10
     7.8 Subordinated Debt ............................................... 10
     7.9 Compliance....................................................... 10

8 EVENTS OF DEFAULT ...................................................... 10
     8.1 Payment Default ................................................. 10
     8.2 Covenant Default ................................................ 10



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     8.3 Material Adverse Change.......................................... 10
     8.4 Attachment....................................................... 10
     8.5 Insolvency....................................................... 11
     8.6 Other Agreements................................................. 11
     8.7 Judgments........................................................ 11
     8.8 Misrepresentations............................................... 11

9 BANK'S RIGHTS AND REMEDIES.............................................. 11
     9.1 Rights and Remedies.............................................. 11
     9.2 Power of Attorney................................................ 12
     9.3 Accounts Collection.............................................. 12
     9.4 Bank Expenses.................................................... 12
     9.5 Bank's Liability for Collateral.................................. 12
     9.6 Remedies Cumulative.............................................. 12
     9.7 Demand Waiver.................................................... 13

10 NOTICES AND WAIVERS ................................................... 13
     10.1 Notices......................................................... 13
     10.2 Subrogation and Similar Rights.................................. 13
     10.3 Waivers of Notice............................................... 14
     10.4 Subrogation Defenses............................................ 14
     10.5 Right to Settle, Release........................................ 14

11 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER ............................ 14

12 GENERAL PROVISIONS .................................................... 15
     12.1 Successors and Assigns.......................................... 15
     12.2 Indemnification................................................. 15
     12.3 Time of Essence................................................. 15
     12.4 Severability of Provision....................................... 15
     12.5 Amendments in Writing, Integration.............................. 15
     12.6 Counterparts.................................................... 15
     12.7 Survival........................................................ 15
     12.8 Confidentiality................................................. 16

13 DEFINITIONS............................................................ 16
     13.1 Definitions..................................................... 16
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       THIS LOAN AND SECURITY AGREEMENT is dated November 14, 1997, between
SILICON VALLEY BANK ("Bank"), whose address is 18872 MacArthur Blvd., Ste. 100, Irvine, CA 92612 and CARDIAC SCIENCE, INC. and INNOVATIVE PHYSICIAN SERVICES, INC. (jointly and severally the "Borrower") provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1      ACCOUNTING AND OTHER TERMS

       Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2      LOAN AND TERMS OF PAYMENT

2.1    CREDIT EXTENSIONS.

       Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1  REVOLVING ADVANCES.

       (a) Bank will make Advances not exceeding the Committed Revolving Line, minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

       (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

       (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.1.2  LETTERS OF CREDIT.

       Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the Committed Revolving Line minus (ii) the outstanding principal balance of the Advances; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit reserve) may not exceed $75,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank.

2.2    INTEREST RATE, PAYMENTS.

       (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate of 1.50 percentage points above the Prime Rate. After an Event of Default, Obligations accrue interest at 5.00 percentage points above the rate effective immediately before the Event of Default. The


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interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

       (b) Payments. Interest due on the Committed Revolving Line is payable on the 13th of each month. Bank may debit any of Borrower's deposit accounts including Account Number 0600224270 for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.3    FEES.

       Borrower will pay:

       (a) Facility Fee. A fully earned, non-refundable Facility Fee of $2,000 due on the Closing Date; and

       (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.

3      CONDITIONS OF LOANS

3.1    CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

       Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2    CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

       Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

       (a) timely receipt of any Payment/Advance Form; and

       (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4      CREATION OF SECURITY INTEREST

4.1    GRANT OF SECURITY INTEREST.

       Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

5      REPRESENTATIONS AND WARRANTIES

       Borrower represents and warrants as follows:

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5.1    DUE ORGANIZATION AND AUTHORIZATION.

       Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

       The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2    COLLATERAL.

       Borrower has good title to the Collateral, free of Liens except Permitted Liens. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party.

5.3    LITIGATION.

       Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.4    NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

       All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5    SOLVENCY.

       The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6    REGULATORY COMPLIANCE.

       Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.


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5.7    SUBSIDIARIES.

       Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8    FULL DISCLOSURE.

       No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements misleading.

6      AFFIRMATIVE COVENANTS

       Borrower will do all of the following:

6.1    GOVERNMENT COMPLIANCE.

       Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2    FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

       (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 5 days of filing with the Securities and Exchange Commission, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8K; (ii) as soon as available, but no later than 30 days after the last day of each month, for the months when there is no filing with the Securities and Exchange Commission, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (iv) budgets, sales projections, operating plans or other financial information Bank requests; and (v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

       (b) Within (i) 5 days of filing with the Securities and Exchange Commission, Borrower will deliver to Bank with the Form 10-Q a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C or when there is no filing with the Securities and Exchange Commission, (ii) 30 days after the end of each month, Borrower will deliver to Bank with the Financial Statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C.

       (c) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than every year unless an Event of Default has occurred and is continuing.

6.3    INVENTORY; RETURNS.

       Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary


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practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4    TAXES.

       Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5    INSURANCE.

       Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6    PRIMARY ACCOUNTS.

       Borrower will maintain its primary depository and operating accounts with Bank.

6.7    FINANCIAL COVENANTS.

       Borrower will maintain as of the last day of each month:

          (i) QUICK RATIO. A ratio of Quick Assets to Current Liabilities of at least 1.00 to 1.00.

         (ii) DEBT/TANGIBLE NET WORTH RATIO. A ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than
1.25 to 1.00 increasing to 1.50 to 1.00 for the month and quarter ending March 31, 1998 and for each month thereafter. For the month in which Borrower raises at least $3,000,000 in new equity the ratio will decrease to 1.00 to 1.00.

        (iii) TANGIBLE NET WORTH. A Tangible Net Worth of at least $575,000 decreasing as follows: $400,000 for the month ending February 28, 1998, $200,000 for the month ending March 31, 1998, and $150,000 for each month thereafter. For the month in which Borrower raises at least $3,000,000 in new equity the Tangible Net Worth will increase to $3,000,000.

         (iv) LIQUIDITY COVERAGE. A ratio of unrestricted cash (and equivalents) plus accounts receivable divided by the availability under the Committed Revolving Line of not less than 2.00 to 1.00.

          (v) PROFITABILITY. Borrower will be profitable each quarter, except that Borrower may suffer (i) quarterly losses not to exceed $600,000 per quarter and (ii) a loss not to exceed $1,600,000 for Borrower's fiscal year ending December 31, 1997.

6.8    REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

       Borrower will register with the United States Patent and Trademark Office or the United States Copyright Office Intellectual Property rights on Exhibits A, B, C, and D to the Intellectual Property Security Agreement within 30 days of the date of this Agreement, and additional Intellectual Property rights developed or acquired including revisions or additions with any product before the sale or licensing of the product to any third party.


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       Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9    FURTHER ASSURANCES.

       Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7.     NEGATIVE COVENANTS

       Borrower will not do any of the following:

7.1    DISPOSITIONS.

       Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, or (iii) of worn-out or obsolete Equipment.

7.2    CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

       Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3    MERGERS OR ACQUISITIONS.

       (i) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person or (ii) merge or consolidate a Subsidiary into another Subsidiary or into Borrower.

7.4    INDEBTEDNESS.

       Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5    ENCUMBRANCE.

       Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

7.6    DISTRIBUTIONS; INVESTMENTS.

       Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.


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7.7    TRANSACTIONS WITH AFFILIATES.

       Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8    SUBORDINATED DEBT.

       Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9    COMPLIANCE.

       Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8      EVENTS OF DEFAULT

       Any one of the following is an Event of Default:

8.1    PAYMENT DEFAULT.

       If Borrower fails to pay any of the Obligations;

8.2    COVENANT DEFAULT.

       If Borrower does not perform any obligation in Section 5 or violates any covenant in Section 6 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3    MATERIAL ADVERSE CHANGE.

       (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

8.4    ATTACHMENT.

       If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its


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business or if a judgment or other claim becomes a Lien on a material portion of
Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5    INSOLVENCY.

       If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6    OTHER AGREEMENTS.

       If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7    JUDGMENTS.

       If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8    MISREPRESENTATIONS.

       If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9      BANK'S RIGHTS AND REMEDIES

9.1    RIGHTS AND REMEDIES.

       When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

       (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

       (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

       (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

       (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;


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       (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

       (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

       (g) Dispose of the Collateral according to the Code.

9.2    POWER OF ATTORNEY.

       Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3    ACCOUNTS COLLECTION.

       When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4    BANK EXPENSES.

       If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5    BANK'S LIABILITY FOR COLLATERAL.

       If Bank complies with reasonable banking practices it is not liable for:
(a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral;
(c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6    REMEDIES CUMULATIVE.

       Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7    DEMAND WAIVER.

       Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10     NOTICES AND WAIVERS

10.1   NOTICES.

       Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

       If to Borrower    CARDIAC SCIENCE, INC.
                         1176 Main Street
                         Irvine, CA 92614
                         Attn.: Brett L. Scott
                         FAX: 714 951-3715

       and to            INNOVATIVE PHYSICIAN SERVICES, INC.
                         1176 Main Street
                         Irvine, CA 92614
                         Attn.:  Brett L. Scott
                         FAX: 714 951-3715

       If to Bank        Silicon Valley Bank
                         18872 MacArthur Blvd., Ste. 100
                         Irvine, CA 92612
                         Attn.: Robert Anderson
                         FAX: 714 474-7892

10.2   SUBROGATION AND SIMILAR RIGHTS.

       Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 10.2 shall be null and void. If any payment is made to a Borrower in contravention of this Section 10.2, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

10.3   WAIVERS OF NOTICE.

       Each Borrower waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase the Borrower's risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank's failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of the Borrower's risks hereunder. Each Borrower hereby waives any right to assert against Bank any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to Bank with respect to the Obligations in any manner or whatsoever.

10.4   SUBROGATION DEFENSES.

       Each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2850, 2899 and 3433 and
California Code of Civil Procedure Sections 580a, 580b, 580d and 726, as those statutory provisions are now in effect and hereafter amended, and under any other similar statutes now and hereafter in effect.

10.5   RIGHT TO SETTLE, RELEASE.

       (a) The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, or rights, if any, which Borrower may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

       (b) Without notice to any Borrower and without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents, relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

11     CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

       California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Orange County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12     GENERAL PROVISIONS

12.1   SUCCESSORS AND ASSIGNS.

       This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2   INDEMNIFICATION.

       Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3   TIME OF ESSENCE.

       Time is of the essence for the performance of all obligations in this Agreement.

12.4   SEVERABILITY OF PROVISION.

       Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5   AMENDMENTS IN WRITING, INTEGRATION.

       All amendments to this Agreement must be in writing. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6   COUNTERPARTS.

       This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7   SURVIVAL.

       All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8   CONFIDENTIALITY.

       In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

13     DEFINITIONS

13.1   DEFINITIONS.

       In this Agreement:

       "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

       "ADVANCE" OR "ADVANCES" means a loan advance under the Committed Revolving Line.

       "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

       "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

       "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

       "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

       "CLOSING DATE" is the date of this Agreement.

       "CODE" is the California Uniform Commercial Code.

       "COLLATERAL" is the property described on EXHIBIT A.

       "COMMITTED REVOLVING LINE" is a Credit Extension of up to $200,000.

       "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

       "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

       "CREDIT EXTENSION" is each Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit.

       "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

       "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

       "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

       "GAAP" is generally accepted accounting principles.

       "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and Letters of Credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

       "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

       "INTELLECTUAL PROPERTY" is:

       (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

       (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

       (c) All design rights which may be available to Borrower now or later created, acquired or held;

       (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

       All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

       "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

       "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

       "LETTER OF CREDIT" means a letter of credit or similar undertaking issued by or caused to be issued by Bank pursuant to Section 2.1.2.

       "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

       "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

       "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

       "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

       "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including Letters of Credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

       "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

       "PERMITTED INDEBTEDNESS" is:

       (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

       (b) Indebtedness existing on the Closing Date and shown on the Schedule;

       (c) Subordinated Debt;

       (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

       (e) Indebtedness secured by Permitted Liens.

       "PERMITTED INVESTMENTS" are:

       (a) Investments shown on the Schedule and existing on the Closing Date;
and

       (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

       "PERMITTED LIENS" are:

       (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

       (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, IF they have no priority over any of Bank's security interests;

       (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, IF the Lien is confined to the property and improvements and the proceeds of the equipment;

       (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, IF the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

       (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), BUT any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

       "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

       "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

       "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

       "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

       "REVOLVING MATURITY DATE" is November 13, 1998.

       "SCHEDULE" is any attached schedule of exceptions.

       "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

       "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

       "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries MINUS, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, AND (ii) Total Liabilities plus Subordinated Debt.

       "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

       "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

BORROWER:
CARDIAC SCIENCE, INC.

By:   /s/ Raymond W. [illegible]
      -----------------------------
Title: President
       ----------------------------

INNOVATIVE PHYSICIAN SERVICES, INC.

By: /s/ Raymond W. [illegible]
    -------------------------------
Title: President
       ----------------------------

BANK:

SILICON VALLEY BANK

By:  /s/ [illegible]
     ------------------------------
Title:  AVP
        ---------------------------

                                      EXHIBIT A

       The Collateral consists of all of Borrower's right, title and interest in and to the following:

       All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

       All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

       All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

       All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

       All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

       All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                            LOAN MODIFICATION AGREEMENT

       This Loan Modification Agreement is entered into as of March 26, 1998, by and among Cardiac Science, Inc. and Innovative Physician Services, Inc. (jointly and severally the "Borrower") whose address is 1176 Main Street, Irvine, Ca 92614 and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated November 14, 1997, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Line in the original principal amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and an Intellectual Property Security Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.     DESCRIPTION OF CHANGE IN TERMS.

       A.   WAIVER OF DEFAULT(S).

            1 Bank hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to comply with the Quick Ratio and Debt to Stated Net Worth covenants as of the month ended December 31, 1997 and Profitability covenant as of the quarter ended December 31, 1997. Bank's waiver of Borrower's compliance of these covenants shall apply only for the foregoing period. Accordingly, for the month ended January 31, 1998, Borrower shall be in compliance with these covenants, as amended herein.

                 Bank's agreement to waive the above-described defaults (1) in no way shall be deemed an agreement by the Bank to waive Borrower's compliance with the above-described covenants as of all other dates and (2) shall not limit or impair the Bank's right to demand strict performance of these covenants as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date.

       B.   MODIFICATION(S) TO LOAN AGREEMENT.

            1. Section 6.7 entitled "Financial Covenants" is hereby amended in its entirety, to read as follows:

                 Borrower shall maintain as of the last day of each month:

                 Stated Net Worth: Beginning with the month ended January 31, 1998, maintain a positive Stated Net Worth, as reported on Borrower's Financial Statements according to GAAP.

                 Liquidity Coverage: Beginning with the month ended January 31, 1998, maintain a ratio of unrestricted cash (and equivalents) plus accounts receivable divided by the availability under the Committed Revolving Line of not less than 1.75 to 1.00.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

       This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                    BANK:

CARDIAC SCIENCE, INC.                        SILICON VALLEY BANK

By: /s/ Brett L. Scott                       By: /s/ Robert Anderson
   ---------------------------                   -----------------------------
Name: Brett L. Scott                         Name: Robert Anderson
     -------------------------                    ----------------------------
Title:    CFO                                Title: VP
       -----------------------                     ---------------------------

INNOVATIVE PHYSICIAN SERVICES, INC.

By:  /s/ Brett L. Scott
    -------------------------
Name:  Brett L. Scott
     -------------------------
Title:  CFO
       ------------------------

                                COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK
       Credit Department
       3003 Tasman Drive
       Santa Clara, CA 95054

FROM:  CARDIAC SCIENCE, INC.
       INNOVATIVE PHYSICIAN SERVICES, INC.

The undersigned authorized Officer of CARDIAC SCIENCE, INC. AND INNOVATIVE PHYSICIAN SERVICES, INC. ("Borrower"), hereby certifies that in accordance with the terms and conditions of the LOAN AND SECURITY AGREEMENT, as modified from time to time, the Borrower is in complete compliance for the period ending of all required conditions and terms except as noted below.
Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.



REPORTING COVENANT                                REQUIRED                                COMPLIES
------------------                                --------                                --------
Interim Financial Statements + CC)                Monthly within 30 days*                 YES/NO
Annual F/S (AUDITED) + 10K                        FYE within 5 days                       YES/NO
10-Q, 10K and 8K                                  Within 5 days after filing with SEC     YES/NO
*for months when there is no filing with the SEC


FINANCIAL COVENANT                      REQUIRED                     ACTUAL               COMPLIES
------------------                      --------                     ------                -------
TO BE TESTED ON A MONTHLY BASIS, UNLESS OTHERWISE NOTED:
Minimum Liquidity Ratio                 1.75 : 1.00                       : 1.00          YES/NO
Minimum Stated Net Worth                Positive                     $___________         YES/NO



COMMENTS REGARDING FINANCIAL COVENANTS:

                                                       BANK USE ONLY
                                                  RECEIVED BY:
                                                  DATE:
                                                  REVIEWED BY:
                                                  COMPLIANCE STATUS: YES / NO

Very truly yours,

 CARDIAC SCIENCE, INC.                       INNOVATIVE PHYSICIAN SERVICES, INC.

BY:                                          BY:
      ----------------------------------          ------------------------------
NAME:                                        NAME:
      ----------------------------------          ------------------------------
TITLE:                                       TITLE:
      ----------------------------------          ------------------------------

                       INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of November 14, 1997 by and between SILICON VALLEY BANK ("Bank") and CARDIAC SCIENCE, INC. and INNOVATIVE PHYSICIAN SERVICES, INC. (jointly and severally "Grantor").

                                      RECITALS

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated November 14, 1997 as the same may be amended, modified or supplemented from time to time, (the "Loan Agreement") capitalized terms used herein are used as defined in the Loan Agreement. Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                     AGREEMENT

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                        GRANTOR:

Address of Grantor:                     CARDIAC SCIENCE, INC.

1176 Main Street                        By:    /s/ Raymond W. [illegible]
Irvine, CA 92614                               --------------------------------

                                        Title: President
                                               --------------------------------
Attn.:
       ------------------------------

Address of Grantor:                     INNOVATIVE PHYSICIAN SERVICES, INC.

1176 Main Street                        By:    /s/ Raymond W. [illegible]
Irvine, CA 92614                               --------------------------------
                                        Title: President
Attn.:                                         --------------------------------
       -----------------------------

                                        BANK:

Address of Bank:                        SILICON VALLEY BANK

18872 MacArthur Blvd., Ste. 100         By:    /s/ [illegible]
Irvine, CA 92612                               --------------------------------
                                        Title: AVP
Attn.:                                         --------------------------------
       ------------------------------

                                     EXHIBIT A

                                     Copyrights

Description                       Registration/                  Registration/
-----------                       Application                    Application
                                  Number                         Date
                                  ----------                     --------------

                                     EXHIBIT B

                                      Patents


Description                       Registration/                  Registration/
-----------                       Application                    Application
                                  Number                         Date
                                  ----------                     --------------

                                      EXHIBIT C

                                      Trademarks

Description                       Registration/                  Registration/
-----------                       Application                    Application
                                  Number                         Date
                                  ----------                     --------------

                                     EXHIBIT D

                                     Mask Works

Description                       Registration/                  Registration/
-----------                       Application                    Application
                                  Number                         Date
                                  ----------                     --------------